Exhibit 99

INVESTOR MEETING

REVITALIZATION PLAN - KEY ELEMENTS Deliver Pre-Tax Profits of $7 billion per year by mid-decade - up $9 billion from 2001 running rate North America - Return to strong profitability Continue quality improvements Strengthen product portfolio Recapture lost share Right-size capacity Improve margins with cost reductions and revenue management Europe - Build on successful transformation strategy Premier Automotive Group - Grow the brands' profit contribution Ford Credit - Refocus on supporting Ford brands and return on equity Strengthen balance sheet and maintain strong liquidity

REVITALIZATION PLAN ON TRACK Delivering 2002 financial and operating commitments in competitive environment Positive trends in key business drivers - particularly in North America - Product - Share - Quality - Customer Satisfaction - Capacity Utilization - Cost Reductions - Profits - Cash Flow Ford Brand - Host of new products in next 18 months; more to come Lincoln Mercury Brands - business plan solidified Accelerating cost reduction, improving efficiency and eliminating waste Long-term strategy for Premier Brands unchanged; near-term priorities revised to ensure sustainable rate of growth $2 billion reduction in corporate non-product costs achieved this year Ford Credit back on track - profits up, liquidity strong and leverage down Result - expect to earn about 40 cents a share operating profits in 2002 - exceeding breakeven target.

REVITALIZATION PLAN ON TRACK - BUT STREET AND INVESTORS HAVE CONCERNS Market share growth Product pipeline Pace of cost reductions Premier brands' profit contribution Pension fund impact on earnings / cash flow Ford Credit funding capability Automotive liquidity and debt maturities BALANCE OF PRESENTATION ADDRESSES THESE CONCERNS

FULL YEAR 1st Qtr APRIL Retail 15.6 15.4 17.7 Fleet 5.1 5.9 3.6 2002 Trend of Total U.S. Market Share Memo: Car 16.1% 16.7% 16.6% Truck 24.9% 25.7% 25.7% First Quarter MARKET SHARE STABILIZED AND NOW IMPROVING Second Quarter Third Quarter Fourth Quarter fleet share normally about 5% 15.6% 5.1% 5.9% 3.6% 15.4% 17.7% 20.7% 21.3% 21.3%

U.S. RETAIL SHARE GAINING MOMENTUM 1st Qtr 2nd Qtr July Aug 0.192 0.196 0.202 0.206 2002 Trend of Ford Motor Company Retail Market Share First Quarter Second Quarter July August Source: Polk Registrations

1Q 2Q July August Ford 0.158 0.161 0.166 0.17 First Quarter July August Second Quarter Source: Polk Registrations 2002 Share of Retail Business Segment Memo: Chevrolet 16.4% 14.6% 15.4% 14.6% 15.8% 16.1% 16.6% 17.0% U.S. RETAIL SHARE GROWTH PARTICULARLY STRONG AT FORD DIVISION

1Q Ford Div 1964 Chev 2190 Chrysler 2250 toyota 1043 VW 1586 Ford Division Dodge Chevrolet Source: Autodata U.S. September Marketing Cost (Per Unit) Avg. European Memo: (O) / U prior year $(71) $(565) $(187) $0 $(156) Avg. Asian $1,964 $2,190 $2,239 $1,043 $1,586 MARKET SHARE GROWTH ACHIEVED DESPITE LOWER MARKETING COST THAN DOMESTIC COMPETITION North America Marketing Efficiency Pricing Mix and Options Total Memo: Per Unit $623 Third Quarter 2002 B/(W) 2001 Revenue Increase +0.1 pts. +1.6 +1.3 +3.0 pts.

QUALITY IMPROVEMENTS ONE FACTOR DRIVING SHARE GROWTH IN THE U.S. Customer Satisfaction Sales Satisfaction Service Satisfaction Initial Vehicle Quality (3 MIS) J.D. Power 12 % Internal TGW / 1000 12 % R / 1000 8 Warranty claims (3 MIS) 8 Safety recalls Number of recalls 2001 vs. 2000 58% 2002 vs. 2001 64%* Vehicles affected 2001 vs. 2000 19% 2002 vs. 2001 84%* * Through August Improvement vs. Prior Year Cus. Satis. sales service 2001 Sept. YTD 0.7 0.67 0.56 2002 Sept. YTD 0.72 0.76 0.64 Select U.S. Customer Satisfaction Data* Selected U.S. Quality Statistics * Ford Internal Data

REVITALIZATION PLAN ON TRACK Market share growth Product pipeline Pace of cost reductions Premier brands' profit contribution Pension fund impact on earnings / cash flow Ford Credit funding capability Automotive liquidity and debt maturities

WAVE OF NEW PRODUCTS COMING IN 18 MONTHS

	2ND Half 2002	2003 CY
N.A. – Ford Brand / LM	Lincoln Aviator Mustang Mach I Lincoln LS Ford F-650 / F-750 Mercury Marauder	Ford F-Series (F-150) Ford Windstar Mercury Monterey Ford Escape Hybrid
Europe – Ford Brand	Ford Fusion Ford Transit Connect Ford Fiesta – 3 Door	Ford StreetKa Ford Sport Ka Ford Focus C-Max
Premier Brands	Volvo XC90	Jaguar XJ Sedan Volvo S80 Aston Martin DB Series Volvo S40 / V40
Ford Rest of World	Ford Falcon (Asia Pacific)	Ford EcoSport (S. Amer.) Ford Everest (Asia Pacific) Ford Fusion (Asia Pacific) Ford Escape (Asia Pacific)
Mazda	← 36 products in next 3 years →

U.S. PRODUCT LEADERSHIP Ford Has 4 of the Top 10 Best Selling Vehicles #1 F-Series #3 Explorer #8 Taurus #10 Focus Ford Segment Leaders Sports Car Mustang Compact Pick Up Ranger Medium SUV Explorer Full Size Pick Up F-Series Full Size Van Econoline Note: Volvo XC90 - SUV of the year Segment Leaders Entry Luxury #1 Ford Thunderbird Medium Luxury #1 Lincoln Town Car Full Size Car #1 Ford Crown Victoria #2 Mercury Grand Marquis Compact Pick Up #1 Ford Explorer Sport Trac Full Size SUV #1 Ford Excursion Auto Pacific Brand Preference Study * Buyers - Overall #1 Ford Under 30 #1 Ford ** 30-40 #2 Ford 40+ #1 Ford * Choice of recent buyers for their next vehicle. ** Tied with Chevrolet Source: Auto Pacific study quoted in WSJ 9/23/02 Third Quarter Results JD Power APEAL Results -- 2002

REVITALIZATION PLAN ON TRACK Market share growth Product pipeline Pace of cost reductions Premier brands' profit contribution Pension fund impact on earnings / cash flow Ford Credit funding capability Automotive liquidity and debt maturities

2002 Non-Product Cost Reduction - On track to reduce by $2 billion COST PROGRESS ACCELERATED IN RECENT MONTHS Capacity utilization - North American Target 104% Overhead reduction Material cost reduction Ahead of plan - NA Forecast 108% -- up 13 points On track; Additional actions underway On track and accelerating Team Value Management: Installed in Europe Launching in U.S. Improvement Area Status

NORTH AMERICA MANUFACTURING PRODUCTIVITY AND CAPACITY UTILIZATION IMPROVEMENTS

Productivity Plans/Actions

Target
- Assembly – 5% year-over-year improvement over the long-term
- Powertrain – 3% year-over-year improvement over the long term

2000-2002 Actions
- Reinvest in quality
- Implement lean manufacturing
- Increase capacity utilization

Forward Year Plans
- Strengthen launch process
- Increase supplier integration into productivity design process
- Install flexible manufacturing capability

Completed Capacity Utilization Actions

- Shift off at Edison
- Shift off at Wixom
- Mass relief at Atlanta / Chicago
- Discontinued products:

  Escort, Cougar, Villager, Continental,

  Blackwood
- Line-speed reduction - Wayne

  - Lorain
- CAW contract ratified: Permits closing Ontario Truck Plant

NORTH AMERICA OVERHEAD COST REDUCTIONS Implemented compensation changes Eliminated merit increase for Senior Management Delayed merit increases for other salaried employees Increased salaried retiree healthcare contributions Increased salary drug co-pays Salaried employee reductions Eliminated 3,500 positions in 2001 Program extended to achieve 5,000 mid-year 2002 Healthcare actions Improved eligibility management HMO / PPO purchasing efficiencies Rebid/Restructure selected plans (in progress) Other operations Reduction in aircraft fleet Reductions in Company-owned vehicles Consolidated purchase of industrial materials Reduced overtime, travel, consultants, purchased services

Underbody changes Emission system changes Equipment changes Product design - 200+ smaller actions Total EXAMPLES OF U.S. MATERIAL COST REDUCTIONS Explorer/ Mountaineer (Per Unit) $130 80 55 339 $604 These are all 2003-Model Year actions; 50% in place with remaining 50% incorporated by year end 2002 Taurus/ Sable (Per Unit) -- 50 11 154 $215 Annual Cost Savings (Per Unit) $59 59 30 222 $370

PURCHASING ENGINEERING COST ESTIMATING TVM TEAM TEAM APPROACH VALUE EQUATION BENCHMARKING / GAP CLOSURE TVM FOCUSED ON... COST: IMPLEMENTING TEAM VALUE MANAGEMENT European TVM Cost Reduction Examples Engine components Castings Electrical components Cost Reductions 21% 36% 20% Completion Timing 2003 2004 2004

REVITALIZATION PLAN ON TRACK Market share growth Product pipeline Pace of cost reductions Premier brands' profit contribution Pension fund impact on earnings / cash flow Ford Credit funding capability Automotive liquidity and debt maturities

LONG-TERM VISION FOR PREMIER BRANDS IS RE-AFFIRMED BUT PRESENT PLAN CALLS FOR MORE GRADUAL (AND SUSTAINABLE) RATE OF GROWTH Grow luxury brands in expanding industry segment Leverage scale and cross-brand synergies to earn Best-in-Class premium returns 2000 2001 2002 ongoing East 675 693 739 900 150 2000 2001 2002 Ongoing Volume (000) Vision 693 675 739

JAGUAR PERFORMANCE IS BELOW EXPECTATIONS IN 2002, BUT MAJOR ISSUES ARE TRANSITIONAL Jaguar $500 million loss reflects Deferral of all-aluminum XJ Sedan from Fourth Quarter 2002 to First Quarter 2003 De-stocking to align with adjusted growth rate Higher incentive costs XJ Sedan unveiling in Paris was very well received - although Job #1 delayed, expect it to be a great product Volume up 56% from 2001, but product launches strained engineering resources Quality performance impacted negatively by multiple launches

REVITALIZATION PLAN ON TRACK Market share growth Product pipeline Pace of cost reductions Premier brands' profit contribution Pension fund impact on earnings / cash flow Ford Credit funding capability Automotive liquidity and debt maturities

U.S. PENSION FUND STATUS Strong cash position facilitates managing pension obligations without changing operating plans Plan to contribute ahead of requirements Pension assets have declined, along with the equity market Year-to-date return on pension assets negative 15% U.S. plans are underfunded by $6.5 billion as of September 30 Timing / amount of future contributions flexible No payments expected under ERISA or PBGC rules Revitalization Plan assumed elective contributions Discount and return rates to be reviewed this quarter

Income/(Expense) Funded Status Income/(Expense), Pre-tax 2003 Sensitivity Discount Rate at YE '02: @ 6.75% Contribution during 2003: $500 million (assumes contributions made evenly through the year) Long-Term Return Assumption: +/- 50bp FORD U.S. PENSION FUND STATUS/SENSITIVITY 2001 (Mils) $ 346 Projected Funded Status Assets Obligation Surplus/(Shortfall) - Amt - Pct Surplus/(Shortfall) Sensitivity Discount Rate at YE '02: +/- 50bp Contribution at YE '02: $500 million Long-Term Return Assumption 2003* (Mils) $ (97) +/- $(10) + $25 +/- $175 Year-end 2001 (Bils.) $ 35.8 (35.2) $ 0.6 102% 2002 (Mils) $ 189 Sept. 30 2002* (Bils.) $ 29.1 (35.5) $ (6.5) 82% $ 1.8 0.5 None - - - - - * Based on a 2002 fund return of negative 15% (9/30 YTD), a 7.25% discount rate at YE 2002 and no contributions this year

REVITALIZATION PLAN ON TRACK Market share growth Product pipeline Pace of cost reductions Premier brands' profit contribution Pension fund impact on earnings / cash flow Ford Credit funding capability Automotive liquidity and debt maturities

1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 East 113 125 135 145 165 190 208 220 230 240 250 260 FORD CREDIT RE-FOCUSED STRATEGIC DIRECTION Modified Vision & Mission Moderate Asset Growth FOCUS ON AUTOMOTIVE SYNERGIES & EFFICIENT USE OF CAPITAL $113 $245 $208 1995 2001 2006 MANAGED RECEIVABLES (BILS.) GLOBAL FOCUS ON AUTO AUTO FINANCE FINANCING FOR SUPERPOWER FORD BRANDS INDUSTRY-LEADING EFFICIENT USE GROWTH OF CAPITAL BROAD RANGE OF FOCUSED RANGE PRODUCTS & OF PRODUCTS SERVICES & SERVICES FROM TO 2001 PLAN PRESENT PLAN

FORD CREDIT SUMMARY OF GROWTH CURTAILMENT ACTIONS Targeted N. America Reductions YTD Volume (O) / U 2001 Reduce non-Ford brands' volume 40% 50% Reduce used retail volume 35% 31% Reduce leasing volume 10% 27% Integrate Fairlane Credit Pursue alt. bus. models in selected int'l markets Prepare Hertz leasing (Axus) for sale

Not recently used Term Securitization Bank- Sponsored Conduits Distribution channels for alternative funding Proven capability Asset classes Asset-Backed Commercial Paper (FCAR & Motown) Ford Credit Retail Assets Lease Assets If necessary, we have ample capacity to fund the business through 2003 with no new issuance of unsecured debt Continuing robust demand for our public term ABS issues at stable spreads A sizable pool of securitizable assets ABS expected to continue in the 25-35% range of managed receivables -- well within the range we consider reasonable Ongoing development of new structures for different markets (e.g. international and Triad) Wholesale Assets ASSET-BACKED SECURITIES CAPACITY

FORD CREDIT PLANS TO OPERATE AT THE LOWER END OF TARGET LEVERAGE RANGE 1999 2000 2001 Mar Jun Sep Managed 13.6 14 14.8 13.7 13.4 13 Manag 13.6 14 14.8 13.7 13.4 Owned 12.2 12 11.2 9.5 9.5 14.8* 13.7 13.9 13.6 Debt-to-Equity Ratio Managed Portfolio Memo: - Owned Portfolio 12.2 11.9 11.2 9.5 9.5 9.0 *14.1 including $700 million capital contribution 13.4 Leverage was cut to 13.0:1 at the end of the Third Quarter Plan to operate in the lower half of the target leverage range of 13:1 to 14:1 Ford Credit paid a $450 million dividend to Ford in September 13.0 2002 Ford Credit continues to provide a stable stream of earnings and dividends.

REVITALIZATION PLAN ON TRACK Market share growth Product pipeline Pace of cost reductions Premier brands' profit contribution Pension fund impact on earnings / cash flow Ford Credit funding capability Automotive liquidity and debt maturities

AUTOMOTIVE LIQUIDITY (BILS.) 1999 2000 2001 2002 2003 2004 LINES 9.1 8.9 8 8 0 0 CASH 23.8 27.3 17.7 25 0 0 Cash* Committed Credit Lines** $8.6 $26.3 2001 $7.9 2002 $17.7 Financial Flexibility Exists to Maintain Liquidity $25.5 2003 2004 * End-of-period gross cash incl. VEBA; September 30 for 2002 ** Majority available to Ford Credit. Assumes scheduled liquidations of terminated lines are not replaced. Credit lines have no material adverse change clauses and no covenants. $33.4

Unsecured Motown FCAR Conduits Used 2.5 5 11.5 5.2 Capacity 7 5 12.7 12.7 7.7 Bank Lines 12 0.25 12.7 n/a 25.7 Bils. Ford Credit Facilities $ 12 ABCP Facilities 13 Auto Either / Or Facilities 7 Subtotal Bank Lines $ 32 Available Conduits 8 Total Backup Facilities $ 40 LIQUIDITY / FLEXIBILITY PROGRAMS Short Term Liquidity Programs (Bils.) Net CP Gross Cash Ford Credit $7.2 billion available to Ford Credit Automotive

AUTOMOTIVE DEBT MATURITIES FAVORABLE 1 Year '1-5 '6-10 '11-20 '21-30 '31-50 -More 0.3 0.9 1 0.7 9.4 1 0.5 September 30, 2002* $0.3 $1.0 $9.4 $0.5 Less than 1 Year 1-5 Years 11-20 Years $0.7 6-10 Years $0.9 $1.0 More Than 50 Years 31-50 Years 21-30 Years Total Debt $13.8 Billion Weighted Avg. Maturity 28 Years** - - - - - * Updated annually ** Convertible preferred assumed to have converted to equity

NEAR-TERM OUTLOOK -- 2003 Uncertain economic outlook Planning for a difficult market environment Focus on controllable items: Quality Productivity and Cost Efficiency Revenue per unit Plan to sustain market share momentum Plans in place and contingency plans under development

SAFE HARBOR Greater price competition in the U.S. and Europe resulting from currency fluctuations, industry overcapacity or other factors A significant decline in industry sales,particularly in the U.S. or Europe, resulting from slowing economic growth or other factors Lower-than-anticipated market acceptance of new or existing products Currency or commodity price fluctuations Economic difficulties in South America or Asia Reduced availability of or higher prices for fuel A market shift from truck sales in the U.S. Lower-than-anticipated residual values for leased vehicles A credit rating downgrade Labor or other constraints on our ability to restructure our business Increased safety, emissions, fuel economy or other regulation resulting in higher costs and/or sales restrictions Work stoppages at key Ford or supplier facilities or other interruptions of supplies The discovery of defects in vehicles resulting in delays in new model launches, recall campaigns or increased warranty or litigation costs Insufficient credit loss reserves Our inability to implement the Revitalization Plan Statements included herein may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including without limitation